UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2018

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On March 28, 2018, iPass Inc. ("iPass") notified Grant Thornton LLP (“Grant Thornton”) of its dismissal as iPass’ independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was approved by iPass’ audit committee of the board of directors.

The audit reports of Grant Thornton on the consolidated financial statements of iPass as of and for the years ended December 31, 2017 and 2016, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to the uncertainty, audit scope, or accounting principle except the report for the year ended December 31, 2017, which contained an emphasis paragraph regarding the Company's ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2017 and 2016 and the period through March 28, 2018, there were no: i) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement, or ii) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

A copy of Grant Thornton's letter dated April 2, 2018 to the SEC stating its agreement with the statements above is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On March 30, 2018, iPass engaged BDO USA, LLP (“BDO”) as its new independent registered public accounting firm, effective immediately. The decision to engage BDO as iPass’ independent registered public accounting firm was approved by iPass’ audit committee. During iPass’ fiscal years ended December 31, 2017 and 2016, and through March 30, 2018, the date of BDO’s engagement, iPass did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Grant Thornton LLP addressed to the Securities and Exchange Commission dated April 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.
By: /s/ Darin Vickery
Darin Vickery
Chief Financial Officer

Dated: April 2, 2018